UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2013

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey		07927
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2013, Emisphere Technologies, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Michael R. Garone, the Company’s Vice President, Chief Financial Officer and Corporate Secretary.

The Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein, provides as follows:

•

The effective date of the Employment Agreement is January 14, 2013. The initial term of the Employment Agreement is three years, and the agreement will automatically renew for additional one-year terms unless either party provides notice of non-renewal to the other party at least six months prior to the commencement of any renewal terms.

•	The Employment Agreement provides for an annual base salary of $265,000, with eligibility to receive an annual bonus of up to $79,500.

•

Pursuant to the Employment Agreement, Mr. Garone received a qualified stock option (the “Initial Option”) to purchase up to 40,000 shares of the Company's common stock (the “Common Stock”) in accordance with the Company's 2007 Stock Award and Incentive Plan (the “2007 Plan”). The Initial Option will fully vest on the grant date of January 14, 2013 (the “Initial Grant Date”), and have an exercise price equal to the closing price of a share of the Common Stock on the Initial Grant Date. The form of incentive stock option agreement issued to Mr. Garone in connection with the Initial Option was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on May 17, 2010, and is incorporated herein by reference.

•

Pursuant to the Employment Agreement, on each of the first, second, and third anniversary of the Initial Grant Date, the Company agreed to make additional grants of incentive stock options to purchase 40,000 shares of Common Stock in accordance with the 2007 Plan (each, an “Additional Option”), at a price equal to the closing price of the Common Stock on the date of said grant, such options to vest on the one-year anniversary of such grant dates. Each Additional Option is subject to Mr. Garone’s continued employment as of the applicable grant date.

•	Additional benefits provided to Mr. Garone pursuant to the Employment Agreement include participation in the Company's other employee benefits programs made available to similarly situated employees.

•

Pursuant to the Employment Agreement, upon termination by the Company without Cause, or by Mr. Garone for Good Reason (as such terms are defined in the Employment Agreement), Mr. Garone is entitled to (in addition to other separation benefits described in the Employment Agreement) severance payments equal to his base salary for 6 months, except in the case of termination by the Company without Cause or termination by Mr. Garone for Good Reason within 12 months following a Change of Control (as defined in the Employment Agreement), in which case Mr. Garone is entitled to severance payments equal to his base salary for 12 months.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Employment Agreement, dated January 14, 2013, between Michael R. Garone and the Company

10.2	Form of Incentive Stock Option Agreement under the Emisphere Technologies, Inc. 2007 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on May 17, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

January 17, 2013	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated January 14, 2013, between Michael R. Garone and the Company

10.2	Form of Incentive Stock Option Agreement under the Emisphere Technologies, Inc. 2007 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on May 17, 2010)

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